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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                          ___________________________


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 19, 2001


                         FIREBRAND FINANCIAL GROUP, INC.


             (Exact name of registrant as specified in its charter)


         Delaware                     0-21105               13-3414302
(State or other jurisdiction     (Commission File No.)     (IRS Employer
 of incorporation)                                         Identification No.)

         One State Street Plaza
         New York, New York                                     10004
(Address of principal executive offices)                    (Postal Code)


        Registrant's telephone number, including area code:(212) 208-6500



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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On December 19, 2001, Firebrand Financial Group, Inc. ("Registrant") and KPMG LLP, the independent accountants of Registrant, mutually agreed to terminate their professional relationship.

                  (ii) The report of KPMG LLP on the 2001 and 2000 financial statements contained no adverse opinion, disclaimer of opinion or modification of the opinion.

                  (iii) The Registrant's audit committee of the Board of Directors and the Registrant's Board of Directors approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through July 31, 2001, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements.

                  (v) During the two most recent fiscal years and through December 19, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged Feldman Sherb & Co. as its new independent accountants as of December 19, 2001. During the two most recent fiscal years and through December 31, 2001, the Registrant has not consulted with Feldman Sherb & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant that Feldman Sherb & Co. concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

                  During the two most recent fiscal years and through December 19, 2001, the Registrant has not consulted with KPMG LLP regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of the Regulation S-K or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

                  16.1     Letter from KPMG LLP dated December 19, 2001.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIREBRAND FINANCIAL GROUP, INC.


                                              /s/ Peter R. Kent
                                            --------------------------------
                                            Name: Peter R. Kent
                                            Title:   Chief Operating Officer


Date: December 19, 2001